UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2007

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employee Identification No.)

Woodland Park 2201 Cooperative Way Herndon, VA		20171-3025 (Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (703) 709-6700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 2, 2007, National Rural Utilities Cooperative Finance Corporation (the “Company”) entered into an underwriting agreement (the “CTB Underwriting Agreement”) with Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters named on Schedule I thereto, in connection with the issuance and sale of $570,000,000 aggregate principal amount of 5.45% Collateral Trust Bonds due 2017. On April 2, 2007, the Company also entered into an underwriting agreement (the “MTN Underwriting Agreement”) with Deutsche Bank Securities Inc., Lehman Brothers Inc., and Greenwich Capital Markets, Inc., as representatives of the several underwriters named on Schedule I thereto, in connection with the issuance and sale of (1) $300,000,000 aggregate principal amount of Extendible Senior Unsecured Floating Rate Notes initially due 2009 and (2) $250,000,000 aggregate principal amount of Extendible Senior Unsecured Floating Rate Notes initially due 2008. The offerings are expected to close on April 10, 2007.
      Copies of the CTB Underwriting Agreement, the MTN Underwriting Agreement, the Form of Global Certificate for the Collateral Trust Bonds, the Form of Global Certificate for the Extendible Senior Unsecured Floating Rate Notes initially due 2009 and the Form of Global Certificate for the Extendible Senior Unsecured Floating Rate Notes initially due 2008 are filed as Exhibits 1.1, 1.2, 4.1, 4.2 and 4.3 respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     The exhibits to this Current Report on Form 8-K are listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

By:	/S/ Steven L. Lilly Steven L. Lilly
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)
Dated: April 6, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 2, 2007, by and among the Company, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters named on Schedule I thereto.

1.2	Underwriting Agreement, dated April 2, 2007, by and among the Company, Deutsche Bank Securities Inc., Lehman Brothers Inc., and Greenwich Capital Markets, Inc., as representatives of the several underwriters named on Schedule I thereto.

4.1	Form of the Global Certificate for the Collateral Trust Bonds.

4.2	Form of the Global Certificate for the Extendible Senior Unsecured Floating Rate Notes initially due 2009.

4.3	Form of the Global Certificate for the Extendible Senior Unsecured Floating Rate Notes initially due 2008.

5.1	Opinion of Hogan & Hartson L.L.P regarding legality of the Collateral Trust Bonds.

5.2	Opinion of Hogan & Hartson L.L.P. regarding legality of the of the Extendible Senior Unsecured Floating Rate Notes initially due 2009 and the Extendible Senior Unsecured Floating Rate Notes initially due 2008.

8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters in connection with the issuance and sale of the Collateral Trust Bonds.

8.2	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters in connection with the issuance and sale of the Extendible Senior Unsecured Floating Rate Notes initially due 2009 and the Extendible Senior Unsecured Floating Rate Notes initially due 2008.

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibits 5.1, 5.2, 8.1 and 8.2).